Exhibit 99.1

QXO Reports Fourth Quarter 2024 Results
GREENWICH, Conn. — March 4, 2025 — QXO, Inc. (NYSE: QXO) today announced its financial results for the fourth quarter 2024. The company reported a loss of $(0.02) per basic and diluted shares attributable to common shareholders.

For the full year 2024, the company reported a loss of $(0.11) per basic and diluted shares attributable to common shareholders.

FOURTH QUARTER AND FULL YEAR 2024 SUMMARY RESULTS

	Three Months Ended December 31,			Year Ended December 31,

(in thousands)	2024	2023	Change %	2024	2023	Change %
Revenue:
Software product, net	$4,977	$4,640	7.3%	$15,261	$14,111	8.1%
Service and other, net	9,766	10,069	(3.0)%	41,612	40,406	3.0%
Total revenue, net	$14,743	$14,709	0.2%	$56,873	$54,517	4.3%

Net income (loss)	$11,289	$419	NM	$27,969	$(1,070)	NM

Adjusted EBITDA¹	$(7,655)	$684	NM	$(19,832)	$2,717	NM
NM - Not Meaningful
¹ See “Non-GAAP Financial Measures” section for additional information.

“We are making significant strides in establishing QXO as a tech-forward leader in the $800 billion building products distribution industry,” said Brad Jacobs, chairman and chief executive officer of QXO. “Our strong balance sheet, including more than $5 billion of cash and no debt, is enabling our world-class leadership team to pursue multiple high-value M&A opportunities.”

Fourth Quarter Highlights

Total revenue for the quarter was $14.7 million, compared with $14.7 million for the same period in 2023. Software product revenue was $5.0 million, compared with $4.6 million for the same period in 2023. Service and other revenue was $9.8 million, compared with $10.1 million for the same period in 2023.

Net income, inclusive of $61.4 million interest income, was $11.3 million.

Adjusted EBITDA, a non-GAAP measure, was a loss of $(7.7) million, compared with a gain of $0.7 million for the same period in 2023. The year-over-year decrease in adjusted EBITDA reflects costs related to the introduction of a new senior management team to execute QXO’s expansive growth plan.

As of December 31, 2024, the company had approximately $5.1 billion in cash on hand and no debt.

About QXO
QXO provides technology solutions, primarily to clients in the manufacturing, distribution and service sectors. The company provides consulting and professional services, including specialized programming, training and technical support, and develops proprietary software. As a value-added reseller of business application software, QXO offers solutions for accounting, financial reporting, enterprise resource planning, warehouse management systems, customer relationship management, business intelligence and other applications. QXO plans to become a tech-forward leader in the $800 billion building products distribution industry. The company is targeting tens of billions of dollars of annual revenue in the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.
Non-GAAP Financial Measures
As required by the rules of the SEC, we provide reconciliations of the non-GAAP financial measures contained in this press release to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this press release. QXO’s non-GAAP financial measure in this press release is adjusted EBITDA.
We believe that the above adjusted financial measure facilitates analysis of our ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, QXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying business. Other companies may calculate this non-GAAP financial measure differently, and therefore our measure may not be comparable to similarly titled measures of other companies. This non-GAAP financial measure should only be used as a supplemental measure of our operating performance.
Adjusted EBITDA includes adjustments for share-based compensation, transaction, and severance costs as set forth in the attached reconciliation. Transaction adjustments are generally incremental costs that result from an actual or planned acquisition or divestiture and may include transaction costs, consulting fees, retention awards, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems. Management uses this non-GAAP financial measure in making financial, operating and planning decisions and evaluating QXO’s ongoing performance.
We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses.
Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income (loss), and our other GAAP results.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about beliefs, expectations, targets and goals are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•risks associated with potential significant volatility and fluctuations in the market price of the company’s common stock;
•risks associated with raising additional equity or debt capital from public or private markets to pursue the company’s business plan, including potentially one or more additional private placements of common stock, and the effects that raising such capital may have on the company and its business, including the risk of substantial dilution or that the company’s common stock may experience a substantial decline in trading price;
•the possibility that additional future financings may not be available to the company on acceptable terms or at all;
•the possibility that an active, liquid trading market for the company’s common stock may not be sustained;

•the possibility that the company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the company and the holders of common stock of the company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the company and the common stock of the company;
•uncertainties regarding the company’s focus, strategic plans and other management actions;
•the risk that the company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the company’s business, financial condition and results of operations;
•the possibility that the concentration of ownership by Mr. Jacobs may have the effect of delaying or preventing a change in control of the company and might affect the market price of shares of the common stock of the company;
•the risk that Mr. Jacobs’ past performance may not be representative of future results;
•the risk that the company is unable to attract and retain world-class talent;
•the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the company's business prospects, financial condition, results of operations or the price of the company’s common stock;
•risks that the company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the company and its value or the trading prices of its securities;
•risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the company and its business partners, and the loss of confidential information and other business disruptions;
•the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the company’s existing stockholders;
•the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;
•risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the company’s business and financial performance;
•uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•other factors, including those set forth in the company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The company cautions that forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. The company undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.
Media Contact:
Joe Checkler
joe.checkler@qxo.com
203-609-9650
Investor Contact:
Mark Manduca
mark.manduca@qxo.com
203-321-3889

QXO, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$5,068,504	$6,143
Accounts receivable, net	2,736	2,969
Prepaid expenses and other current assets	18,339	2,684
Total current assets	5,089,579	11,796
Property and equipment, net	445	503
Operating lease right-of-use assets	259	522
Intangible assets, net	4,024	4,919
Goodwill	1,160	1,140
Deferred tax assets	2,603	1,444
Other non-current assets	192	171
Total assets	$5,098,262	$20,495
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,194	$4,563
Accrued expenses	35,692	2,681
Deferred revenue	2,900	3,161
Long-term debt – current portion	—	702
Finance lease obligations – current portion	128	154
Operating lease liabilities – current portion	188	263
Total current liabilities	45,102	11,524
Long-term debt net of current portion	—	994
Finance lease obligations net of current portion	190	247
Operating lease liabilities net of current portion	71	259
Total liabilities	45,363	13,024
Stockholders’ equity:
Preferred stock, $0.001 par value; authorized 10,000,000 shares, 1,000,000 and 0 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	498,621	-
Common stock, $0.00001 par value; authorized 2,000,000,000 shares, 409,430,195 and 664,448 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	4	-
Additional paid-in capital	4,560,503	9,419
Accumulated deficit	(6,229)	(1,948)
Total stockholders’ equity	5,052,899	7,471
Total liabilities and stockholders’ equity	$5,098,262	$20,495

QXO, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(Unaudited)
Revenue:
Software product, net	$4,977	$4,640	$15,261	$14,111
Service and other, net	9,766	10,069	41,612	40,406
Total revenue, net	14,743	14,709	56,873	54,517
Cost of revenue:
Software product	3,044	2,799	9,434	8,513
Service and other	5,661	6,189	24,507	24,390
Total cost of revenue	8,705	8,988	33,941	32,903
Operating expenses:
Selling, general and administrative expenses	38,896	5,079	92,943	22,097
Depreciation and amortization expenses	243	220	989	828
Total operating expenses	39,139	5,299	93,932	22,925
(Loss) income from operations	(33,101)	422	(71,000)	(1,311)
Other income (expense), net:
Interest income (expense), net	61,374	(14)	121,812	(56)
Total other income (expense)	61,374	(14)	121,812	(56)
Income (loss) before taxes	28,273	408	50,812	(1,367)
Provision (benefit) for income taxes	16,984	(11)	22,843	(297)
Net income (loss)	$11,289	$419	$27,969	$(1,070)
(Loss) earnings per common share – basic and diluted	$(0.02)	$0.64	$(0.11)	$(1.63)
Total weighted average common shares outstanding:
Basic	451,430	659	203,998	657
Diluted	451,430	659	203,998	657

QXO, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$27,969	$(1,070)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income taxes	(1,159)	(338)
Depreciation	247	329
Amortization of intangibles	875	672
Non-cash lease expense	263	126
Provision for expected losses	50	115
Share-based compensation	34,513	41
Changes in assets and liabilities:
Accounts receivable	183	103
Prepaid expenses and other current assets	(12,155)	(179)
Other assets	(21)	16
Accounts payable	1,631	1,291
Accrued expenses	33,011	222
Deferred revenue	(261)	(618)
Operating lease liabilities	(263)	(126)
Net cash provided by operating activities	84,883	584
Cash flows from investing activities:
Purchase of property and equipment	(102)	(121)
Acquisition of assets	—	(279)
Net cash used in investing activities	(102)	(400)
Cash flows from financing activities:
Proceeds from the issuance of common stock and pre-funded warrants, net of issuance costs	4,051,103	-
Proceeds from issuance of preferred stock and warrants, net of issuance costs	981,538	-
Payment of preferred stock dividend	(32,250)	-
Payment of common-stock dividend	(17,400)	(1,051)
Payment of long-term debt	(1,696)	(784)
Payment for fractional shares	(45)	—
Payment of finance lease obligations	(170)	(215)
Net cash provided by (used in) financing activities	4,981,080	(2,050)
Net increase (decrease) in cash, cash equivalents and restricted cash	5,065,861	(1,866)
Cash, cash equivalents and restricted cash, beginning of year	6,143	8,009
Cash, cash equivalents and restricted cash, end of year	$5,072,004	$6,143
Cash paid during year for:
Interest	$63	$57
Income taxes	$—	$301

QXO, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(in thousands)
(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

Net income (loss)	$11,289	$419	$27,969	$(1,070)
Add (deduct):
Depreciation and amortization	271	262	1,122	1,001
Share-based compensation	20,528	—	34,513	41
Interest (income) expense	(61,374)	14	(121,812)	56
Provision (benefit) for income taxes	16,984	(11)	22,843	(297)
Transaction costs	4,647	—	12,765	2,986
Severance costs	—	—	2,768	—
Adjusted EBITDA	$(7,655)	$684	$(19,832)	$2,717